UNANIMOUS WRITTEN CONSENT OF
                            THE BOARD OF DIRECTORS OF
                      GE LIFE AND ANNUITY ASSURANCE COMPANY


The undersigned, being all of the members of the Board of Directors of GE Life and Annuity Assurance Company, a Virginia corporation, in lieu of a meeting held for the purpose and pursuant to the provisions of Section 13.1-685 of the Code of Virginia do hereby approve the following resolutions:

WHEREAS, The Board of Directors of the Company, pursuant to the Provisions of
Section 38.2-3113 of the Code of Virginia, adopted resolutions establishing Life of Virginia Separate Account 4 ("Separate Account 4") on August 19, 1987; and

WHEREAS, The Board of Directors of the Company adopted resolutions changing the name of the company to GE Life and Annuity Assurance Company and the name of the separate account to GE Life & Annuity Separate Account 4 on January 1, 1999; and

WHEREAS, The Company wishes to establish ninety-six additional investment subdivisions of Separate Account 4 which will invest in the shares of Alger American Small Capitalization Portfolio and American Growth Portfolio of the Alger American Fund; Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio of Fidelity Variable Insurance Products Fund; Asset Manager Portfolio and Contrafund Portfolio of Fidelity Variable Insurance Products Fund II; Growth & Income Portfolio and Growth Opportunities Portfolio of Fidelity Variable Insurance Products Fund III; Federated Utility Fund II, Federated High Income Bond Fund II and Federated American Leaders Fund II of Federated Insurance Series; Balanced Portfolio, Flexible Income Portfolio, Growth Portfolio, Aggressive Growth Portfolio, Worldwide Growth Portfolio, International Growth Portfolio and Capital Appreciation Portfolio of Janus Aspen Series; Money Market Fund, Income Fund, S&P 500 Index Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, Value Equity Fund and U.S. Equity Fund of GE Investments Funds, Inc.; Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Aggressive Growth Fund, Oppenheimer Growth Fund, and Oppenheimer Multiple Strategies Fund of Oppenheimer Variable Account Funds; Goldman Sachs Growth and Income Fund and Goldman Sachs Mid Cap Equity Fund of Goldman Sachs Assets Management, Inc.

NOW, THEREFORE, BE IT RESOLVED, That the Executive Committee of the Board of Directors of the Company does hereby establish and create ninety-six additional investment subdivisions of Separate Account 4. Each of the new subdivisions shall invest in shares of a single mutual fund portfolio as set forth below:

          INVESTMENT SUBDIVISIONS:                     TO BE INVESTED IN:
                                                       THE ALGER AMERICAN FUND

          AAF Small Capitalization - C                 Alger American Small Capitalization Portfolio
          AAF Small Capitalization - D                 Alger American Small Capitalization Portfolio
          AAF Small Capitalization - E                 Alger American Small Capitalization Portfolio

          AAF Growth - C                               Alger American Growth Portfolio
          AAF Growth - D                               Alger American Growth Portfolio
          AAF Growth E                                 Alger American Growth Portfolio

                                                       FIDELITY VARIABLE INSURANCE PRODUCTS FUND

          FID Equity-Income - C                        Equity-Income Portfolio
          FID Equity-Income - D                        Equity-Income Portfolio
          FID Equity-Income - E                        Equity-Income Portfolio

          FID Growth - C                               Growth Portfolio
          FID Growth - D                               Growth Portfolio
          FID Growth - E                               Growth Portfolio


          FID Overseas - C                             Overseas Portfolio
          FID Overseas - D                             Overseas Portfolio
          FID Overseas - E                             Overseas Portfolio

                                                       FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
          FID Asset Manager - C                        Asset Manager  Portfolio
          FID Asset Manager - D                        Asset Manager Portfolio
          FID Asset Manager - E                        Asset Manager Portfolio

          FID Contrafund - C                           Contrafund Portfolio
          FID Contrafund - D                           Contrafund Portfolio
          FID Contrafund - E                           Contrafund Portfolio

                                                       FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
          FID Growth and Income - C                    Growth & Income Portfolio
          FID Growth and Income - D                    Growth & Income Portfolio
          FID Growth and Income - E                    Growth & Income Portfolio

          FID Growth Opportunities - C                 Growth Opportunities Portfolio
          FID Growth Opportunities - D                 Growth Opportunities Portfolio
          FID Growth Opportunities - E                 Growth Opportunities Portfolio

                                                       FEDERATED INSURANCE SERIES

          FED Utility II - C                           Federated Utility Fund II
          FED Utility II - D                           Federated Utility Fund II
          FED Utility II - E                           Federated Utility Fund II

          FED High Income Bond II - C                  Federated High Income Bond Fund II
          FED High Income Bond II - D                  Federated High Income Bond Fund II
          FED High Income Bond II - E                  Federated High Income Bond Fund II

          FED American Leaders II - C                  Federated American Leaders Fund II
          FED American Leaders II - D                  Federated American Leaders Fund II
          FED American Leaders II - E                  Federated American Leaders Fund II

                                                       JANUS ASPEN SERIES
          JAN Balanced - C                             Balanced Portfolio
          JAN Balanced - D                             Balanced Portfolio
          JAN Balanced - E                             Balanced Portfolio

          JAN Flexible Income - C                      Flexible Income Portfolio
          JAN Flexible Income - D                      Flexible Income Portfolio
          JAN Flexible Income - E                      Flexible Income Portfolio

          JAN Growth - C                               Growth Portfolio
          JAN Growth - D                               Growth Portfolio
          JAN Growth - E                               Growth Portfolio

          JAN Aggressive Growth - C                    Aggressive Growth Portfolio
          JAN Aggressive Growth - D                    Aggressive Growth Portfolio
          JAN Aggressive Growth - E                    Aggressive Growth Portfolio

          JAN Worldwide Growth - C                     Worldwide Growth Portfolio
          JAN Worldwide Growth - D                     Worldwide Growth Portfolio
          JAN Worldwide Growth - E                     Worldwide Growth Portfolio


          JAN International Growth - C                 International Growth Portfolio
          JAN International Growth - D                 International Growth Portfolio
          JAN International Growth - E                 International Growth Portfolio

          JAN Capital Appreciation - C                 Capital Appreciation Portfolio
          JAN Capital Appreciation - D                 Capital Appreciation Portfolio
          JAN Capital Appreciation - E                 Capital Appreciation Portfolio

                                                       GE INVESTMENTS FUNDS, INC.

          GEI Money Market - C                         Money Market Fund
          GEI Money Market - D                         Money Market Fund
          GEI Money Market - E                         Money Market Fund

          GEI Income Fund - C                          Income Fund
          GEI Income Fund - D                          Income Fund
          GEI Income Fund - E                          Income Fund

          GEI S&P 500 Index - C                        S&P 500 Index Fund
          GEI S&P 500 Index - D                        S&P 500 Index Fund
          GEI S&P 500 Index - E                        S&P 500 Index Fund

          GEI Total Return - C                         Total Return Fund
          GEI Total Return - D                         Total Return Fund
          GEI Total Return - E                         Total Return Fund

          GEI International Equity - C                 International Equity Fund
          GEI International Equity - D                 International Equity Fund
          GEI International Equity - E                 International Equity Fund
          G
          GEI Real Estate Securities - C               Real Estate Securities Fund
          GEI Real Estate Securities - D               Real Estate Securities Fund
          GEI Real Estate Securities - E               Real Estate Securities Fund

          GEI Value Equity - C                         Value Equity Fund
          GEI Value Equity - D                         Value Equity Fund
          GEI Value Equity - E                         Value Equity Fund

          GEI U.S. Equity - C                          U.S. Equity Fund
          GEI U.S. Equity - D                          U.S. Equity Fund
          GEI U.S. Equity - E                          U.S. Equity Fund

                                                       OPPENHEIMER VARIABLE ACCOUNT FUNDS

          OPP High Income - C                          Oppenheimer High Income Fund
          OPP High Income - D                          Oppenheimer High Income Fund
          OPP High Income - E                          Oppenheimer High Income Fund

          OPP Bond - C                                 Oppenheimer Bond Fund
          OPP Bond - D                                 Oppenheimer Bond Fund
          OPP Bond - E                                 Oppenheimer Bond Fund

          OPP Aggressive Growth - C                    Oppenheimer Aggressive Growth Fund
          OPP Aggressive Growth - D                    Oppenheimer Aggressive Growth Fund
          OPP Aggressive Growth - E                    Oppenheimer Aggressive Growth Fund

          OPP Growth - C                               Oppenheimer Growth Fund
          OPP Growth - D                               Oppenheimer Growth Fund
          OPP Growth - E                               Oppenheimer Growth Fund

          OPP Multi Strategies - C                     Oppenheimer Multiple Strategies Fund
          OPP Multi Strategies - D                     Oppenheimer Multiple Strategies Fund
          OPP Multi Strategies - E                     Oppenheimer Multiple Strategies Fund

                                                       GOLDMAN SACHS ASSET MANAGEMENT, INC.


          GSF Growth and Income - C                    Goldman Sachs Growth and Income Fund
          GSF Growth and Income - D                    Goldman Sachs Growth and Income Fund
          GSF Growth and Income - E                    Goldman Sachs Growth and Income Fund

          GSF Mid Cap Equity - C                       Goldman Sachs Mid Cap Equity Fund
          GSF Mid Cap Equity - D                       Goldman Sachs Mid Cap Equity Fund
          GSF Mid Cap Equity - E                       Goldman Sachs Mid Cap Equity Fund

FURTHER RESOLVED, That the President, or any Senior Vice President, and each of them, with full power to act without the others, are hereby severally authorized to execute whatever agreement or agreements may be necessary or appropriate to enable such investments to be made, and the Board of Directors hereby ratifies of any such officer in executing any such agreement prior to the date of these resolutions; and

FURTHER RESOLVED, That the President or any Senior Vice President, and each of them, with full power to act without the others, are hereby severally authorized to execute and deliver such other documents and do such acts and things as each or any of them may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.

FURTHER RESOLVED, That these resolutions shall take effect as of January ____, 1999.


-------------------------                   ----------------------------
Robert D. Chinn                                      Ronald V. Dolan


-------------------------                   ----------------------------
Selwyn L. Flournoy, Jr.                              Victor C. Moses


-------------------------                   ----------------------------
Pamela S. Schutz                                     Geoffrey S. Stiff